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Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to incorporation of our reports included in this Form 10-K, into The Horn & Hardart Company's (predecessor to Hanover Direct, Inc.) previously filed Registration Statement File Nos. 33-66394, 33-58760, 33- 58756, 33-58758, 33-52687, 33-52059,
33-52061, 2-94286 and 2-92383.


                                                         /s/ Arthur Andersen LLP


New York, New York
March 29, 1996